                                                                   EXHIBIT 10(b)

                                                [Name]
                                                [Company]
                                                [Address1]
                                                [Address2]
                                                [CityStZip]

Dear [FirstName]:

I am pleased to advise you that the Board of Directors approved management's recommendation to award a stock option grant to you, as one of our Key Employees. This award is in recognition of the importance of your position with the Company and the contribution we anticipate you will make to the improvement in our Company's long-term performance.

Your options were awarded at the average stock price on the date of the grant. Since stock options are intended to be a long-term incentive award, your options vest over a three-year period. You were awarded _____ stock options at a grant price of $____.

AS YOU KNOW, THERE ARE IMPORTANT SEC COMPLIANCE ISSUES RELATED TO THE SARBANES-OXLEY ACT OF 2002 THAT MUST BE CONSIDERED AT THE TIME YOU CHOOSE TO EXERCISE YOUR STOCK OPTIONS. PLEASE CONTACT __________ AT __________@SHERWIN.COM (__________), OR __________ AT __________@SHERWIN.COM (__________), OR
__________ AT __________@SHERWIN.COM (__________) TO HELP ENSURE YOU MEET ALL COMPLIANCE REQUIREMENTS BEFORE EXERCISING YOUR OPTIONS.

In order to provide you full access to advanced stock option technology, we will deliver your stock option program to you primarily by Internet and e-mail. All plan documents are available on the ___ website (__________). We believe you will be pleased with the tools you have at your disposal for managing this important part of your compensation structure.

Your personal efforts to improve sales and profits while reducing expenses are critical to our success. These activities will make us a stronger Company. We expect your help in achieving these goals and together, we will position the Company for continued success.

Sincerely,